UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (DATE OF EARLIEST EVENT REPORTED) December 21 2010

MASS MEGAWATTS WIND POWER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MASSACHUSETTS

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-32465	04-3402789
(COMMISSION FILE NUMBER NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

95 Prescott Street
Worcester, MA 01605

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code:

(508) 751-5432

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Mass Megawatts Wind Power, Inc.(OTC Bulletin Board: MMMW) notes that last Friday, President Obama signed the tax package legislation which now includes a one-year extension in the deadline for beginning construction of new renewable energy projects in order to qualify for the 30% tax credit which can be converted to U.S. Treasury cash grants. The December 2012 deadlines to complete construction did not change.

The bill also allows a 100% depreciation bonus on new equipment placed into service after Sept. 8, 2010 and through the end of December 2011. Instead of depreciating a project over the normal depreciation period, the entire cost could be deducted in the year the project goes into service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS MEGAWATTS WIND POWER, INC.
(Registrant)

Dated: December 21,2010	By:	/s/ Jonathan C. Ricker
Jonathan C. Ricker
Chief Executive Officer
Chief Financial Officer